Exhibit 99.1
1 Investor Presentation │November 2023 Investor Presentation November 2023

2 Investor Presentation │November 2023 Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of November 14, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Investor Presentation │November 2023 Matson: At-a-Glance OCEAN TRANSPORTATION • A leading U.S. carrier in the Pacific • Lifeline to economies of Hawaii, Alaska, Guam and other Pacific islands • Niche, premium, expedited services from China to Southern California • 35% ownership in SSAT that operates 8 West Coast terminals LOGISTICS • Top 10 integrated, asset-light logistics services • Freight forwarding, transportation brokerage, warehousing, and supply chain management services • Leverages Matson and Span Alaska brands • Scalable model with high ROIC $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2018 2019 2020 2021 2022 LTM 3Q23 $ in millions Operating Income Net Income EBITDA Operating Income, Net Income and EBITDA Financial Return Metrics 0% 10% 20% 30% 40% 50% 60% 70% 80% 2018 2019 2020 2021 2022 LTM 3Q23 Return on Equity (ROE) Return on Invested Capital (ROIC)

4 Investor Presentation │November 2023 Matson Today: Connecting the Pacific

5 Investor Presentation │November 2023 Investment Highlights Unique Network Connecting the Pacific • Providing critical supply lifelines to economies throughout the Pacific • Strong market positions in attractive niche markets with multi-decade customer relationships • Dual head-haul economics on China-to-Long Beach Express (CLX) service • Logistics’ business lines complement ocean services and drive high ROIC opportunities World-Class Operator and Premium Service Provider • Fastest transit and cargo availability creates competitive advantage and premium rates for China service ‒ CLX and CLX+ are the fastest and second fastest ocean services in the Transpacific tradelane • Fastest transit time to Guam from U.S. West Coast with superior on-time performance • Well-maintained fleet with industry-leading on-time performance • Dedicated terminals with best-in-class truck turns and unmatched cargo availability • Hawaii Neighbor Island barge fleet and Micronesia feeder vessels create hub-and-spoke efficiency Increasingly Diversified Cash Flows • Increasingly diversified cash flows from: ‒ Distinct ocean tradelane service routes ‒ A niche provider of logistics services complementing the tradelane services ‒ An equity investment in SSAT, a leading U.S. West Coast terminal operator Organic Growth Opportunities • Significant organic growth in the last 2 years through addition of CLX+ and AAX services • Announced ~$1 billion new vessel program on November 2, 2022 – new Aloha Class vessels in CLX to provide meaningful lift to net income, operating income and EBITDA • Pursue opportunities that leverage the combined services of Ocean Transportation and Logistics Stable, Growing and Defensible Cash Flow Generation • Financial strength to invest to grow the core businesses, pursue strategic opportunities and return capital to shareholders • Since 2015, approximately $700 million in investments for Alaska entry Commitment to Returning Cash to Shareholders • Repurchased ~20% of our stock from August 3, 2021 through September 30, 2023 for a total cost of over $705 million • Compelling dividend yield with dividend growth history Strong Balance Sheet • Investment grade-credit metrics • Balance sheet strength leads to low cost of capital

6 Investor Presentation │November 2023 Hawaii Service • 5 U.S. West Coast departures and 3 arrivals in Honolulu per week • Dedicated neighbor island barge service Overview of Service Matson’s Focus • Maintain best-in-class on-time arrival and cargo availability • Dedicated terminals and fully-integrated cargo delivery to major neighbor islands Market Overview • Competitors: – Pasha – Barges – Air freight 9-ship deployment

7 Investor Presentation │November 2023 China Service • Feeder services from other Asian port origins • CLX and CLX+ are premium services providing an alternative to deferred air freight and other ocean carriers • Dedicated terminal space in Long Beach with off-dock container yard • Door-to-door services in coordination with Matson Logistics Overview of Service Matson’s Focus • Continue to differentiate services with reliability as a premium service provider • Attract new customers away from air freight Market Overview • Competitors: – Other transpacific carriers – Air freight carriers CLX is the #1 Transpacific Service and CLX+ is #2 • Expedited, 10-day transit from Shanghai • Exclusive terminal (for CLX) – unrivaled speed • Next day cargo availability at off-dock facility Port of Long Beach Service Frequency US West Coast Ports CLX (started 2005) Weekly from Ningbo/Shanghai Long Beach CLX+ (started May 2020) Weekly from Ningbo/Shanghai Long Beach

8 Investor Presentation │November 2023 China Service – Elements of Demand • CLX is the fastest • CLX+ is the second fastest • Significant cost savings for 5 to 7 days of additional transit time Unmatched Destination Services: The consistency of our service is a significant differentiator in the marketplace. • High level of service at origin and destination Economically Advantageous Compared to Air Freight: “High Touch” Customer Service: Fast, Reliable Ocean Transit: • 24-hour cargo availability • Ownership and control of our chassis • Only U.S. Customs bonded off-dock facility in LA/Long Beach providing quick turn times Demand for Matson’s China Service

9 Investor Presentation │November 2023 Alaska Service • Twice weekly service to Anchorage and Kodiak • Weekly service into Dutch Harbor • Matson is the only U.S. containership operator serving Kodiak and Dutch Harbor Overview of Service Matson’s Focus Current 3-Ship Deployment • Maintain excellence in on-time cargo availability • Expand premium SB service differentiation • Market AAX service Market Overview • Competitors: TOTE, barges, air freight and OTR trucking • Air freight rates are very high relative to the cost of goods being shipped • NB volume growth tied to Alaska’s economy • SB and Alaska-to-Asia Express (AAX) volume tied to seasonality of seafood harvests Note: Picture excludes AAX service from Dutch Harbor as backhaul service on the CLX+.

10 Investor Presentation │November 2023 Guam Service • Weekly service to Guam as part of CLX service • 3-to-5 day ocean transit advantage from U.S. West Coast Overview of Service Matson’s Focus • Maintain superior service and on-time performance Market Overview • Competitors: – APL (U.S. flagged service) • Trans-ships in Yokohama, Japan and Busan, South Korea to Guam via a 2-ship feeder service – International carriers with Asia direct services – Air freight

11 Investor Presentation │November 2023 SSAT Joint Venture • Matson owns a 35% interest in SSA Terminals, LLC (SSAT), the leading U.S. West Coast terminal operator – SSAT currently provides terminal and stevedoring services to carriers at 8 terminal facilities Overview SSAT is the best operator on the U.S. West Coast. -$10 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2018 2019 2020 2021 2022 LTM 3Q23 $ in millions SSAT JV Equity Income Port Terminal Acreage Long Beach Pier A 196 C60 68 Tacoma West Sitcum 123 Oakland OICT 270 B63 80 Seattle T-5 65* T-18 196 T-30 70 * Further redevelopment of site could bring terminal to potentially ~143 acres.

12 Investor Presentation │November 2023 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% $0 $10 $20 $30 $40 $50 $60 $70 $80 2017 2018 2019 2020 2021 2022 LTM 3Q23 Operating Income Margin Operating Income ($ in millions) Operating Income Operating Income Margin Matson Logistics Transportation Brokerage • Domestic and international rail intermodal • Long-haul and regional highway trucking • Less-than-truckload and expedited freight • Over 1.5 million sq. ft. across 4 buildings in attractive port-based locations • Mix of contract and public warehouses Supply Chain Mgmt. and Other • PO management, freight forwarding and NVOCC services • Organically grown from Matson’s CLX service Warehousing and Distribution Overview of Services Operating Income and Margin Freight Forwarding • LCL consolidation and freight forwarding primarily to the Alaska market through Span Alaska

13 Investor Presentation │November 2023 Appendix

14 Investor Presentation │November 2023 Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest Expense, Interest Income, Income Taxes, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Return on Equity (“ROE”), Total Debt-to-EBITDA and Net Debt-to-EBITDA. For the years ended December 31, ($ in millions, except ROIC and ROE) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Total debt (6) $ 450.3 $ 517.5 $ 629.0 $ 760.1 $ 958.4 $ 856.4 $ 857.1 $ 738.9 $ 429.9 $ 373.6 $ 286.1 $ 319.1 Less: total cash and cash equivalents (156.5) (249.8) (282.4) (14.4) (21.2) (19.6) (19.8) (13.9) (25.5) (293.4) (114.5) (19.9) Net debt 293.8 267.7 346.6 745.7 937.2 836.8 837.3 725.0 404.4 80.2 171.6 299.2 Net income $ 312.7 $ 1,063.9 $ 927.4 $ 193.1 $ 82.7 $ 109.0 $ 231.0 $ 81.4 $ 103.0 $ 70.8 $ 53.7 $ 45.9 Add: loss from discontinued operations - - - - - - - - - - - 6.1 Add: income tax expense 74.0 288.4 243.9 65.9 25.1 38.7 (105.8) 49.1 74.8 51.9 32.2 33.0 Add: interest expense 13.5 18.0 22.6 27.4 22.5 18.7 24.2 24.1 18.5 17.3 14.4 11.7 Subtract: interest income (33.1) (8.2) - - - - - - - - - - Add: depreciation and amortization 166.6 164.1 156.4 137.3 134.0 130.9 146.6 135.4 105.8 90.1 91.0 95.4 EBITDA 533.7 1,526.2 1,350.3 423.7 264.3 297.3 296.0 290.0 302.1 230.1 191.3 192.1 Net income (A) $ 312.7 $ 1,063.9 $ 927.4 $ 193.1 $ 82.7 $ 109.0 $ 231.0 $ 81.4 $ 103.0 $ 70.8 $ 53.7 $ 45.9 Add: loss from discontinued operations - - - - - - - - - - - 6.1 Subtract: interest income (tax-effected) (4) (26.5) (6.5) - - - - - - - - - - Add: interest expense (tax-effected) (4) 10.7 14.2 17.9 20.4 16.7 14.2 14.9 15.1 10.7 10.0 9.0 7.2 Total return (B) 296.9 1,071.6 945.3 213.5 99.4 123.2 245.9 96.5 113.7 80.8 62.7 59.2 Average total debt (6) $ 491.1 $ 573.3 $ 694.6 $ 859.3 $ 907.4 $ 856.8 $ 798.0 $ 584.4 $ 401.8 $ 329.9 $ 302.6 $ 319.1 Average shareholders' equity (C) 2,344.5 1,982.2 1,314.3 883.5 780.5 716.3 586.1 472.8 407.1 351.0 309.1 279.9 Total invested capital (D) 2,835.6 2,555.5 2,008.9 1,742.8 1,687.9 1,573.1 1,384.1 1,057.2 808.9 680.9 611.7 599.0 ROIC = (B)/(D) 10.5% 41.9% 47.1% 12.3% 5.9% 7.8% 17.8% 9.1% 14.1% 11.9% 10.3% 9.9% ROE = (A)/(C) 13.3% 53.7% 70.6% 21.9% 10.6% 15.2% 39.4% 17.2% 25.3% 20.2% 17.4% 16.4% (6) Total debt is presented before any reduction for deferred loan fees as required by U.S. GAAP. (5) The 2012 calculation is based on total invested capital as of December 31, 2012 due to the timing of the separation from Alexander & Baldwin. LTM as of 09/30/23 (1) Includes a non-cash tax benefit of $2.9 million related to discrete adjustments as a result of applying the provisions of the Tax Cuts and Jobs Act (the "Tax Act"). (2) Includes a non-cash tax expense of $2.9 million related to discrete adjustments as a result of applying the provisions of the Tax Act. (3) Includes the benefit of a one-time, non-cash adjustment of $154.0 million related to the enactment of the Tax Act. (4) The effective tax rates each year in the period 2012-2022 and LTM 3Q23 were 38.8%, 37.5%, 42.3%, 42.1%, 37.6%, (84.5%), 26.2%, 23.3%, 25.4%, 20.8%, 21.3% and 19.1%, respectively. The effective tax rates for 2017, 2018 and 2019 excluding adjustments related to the Tax Act, would have been 38.5%, 24.2% and 26.0%, respectively. (2) (3) (2) (3) (5) (5) (5) (1) (1)